ING Senior Income Fund

Supplement dated February 6, 2008 to

ING Senior Income Fund’s Class A, Class B, Class C and Class Q

Common Shares’ Prospectus dated June 30, 2007

Effective March 3, 2008, ING Senior Income Fund’s Prospectus is revised as set out below:

1.              The section entitled “Sales Charge Calculation – Class A Common Shares” on page 22 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Class A Common Shares (1)(2)

Class A Common Shares of the Fund are sold subject to the following sales charge:

Your Investment	As a % of the offering price (3)	As a % of net asset value
$0 - $99,999	2.50%	2.56%
$100,000 - $499,999	2.00	2.04
$500,000 - $999,999	1.25	1.27
$1,000,000 and over	See “Early Withdrawal Charge” below.

(1)	Shareholders that purchased funds that were a part of the Lexington family of funds at the time of purchase are not subject to sales charges for the life of their account.

(2)	Shareholders that purchased funds that were part of the Aetna family of funds prior to February 2, 1998 at the time of purchase are not subject to sales charges for the life of their account.

(3)	The term “offering price” includes the front-end sales charge.

2.              The second paragraph under the section entitled “Plan of Distribution” on page 32 of the Prospectus is hereby deleted in its entirety and replaced with the following:

In connection with the sale of Class A Common Shares, ING Funds Distributor will reallow to broker-dealers participating in the offering from the sales charge depending on the amount of the sale as follows: 2.50% for the amounts of $0 to $99,999; 2.00% for amounts of $100,000 to $499,999; and 1.25% for amounts of $500,000 to $999,999.  For purchases of Class A Common Shares that are subject to a 1.00% EWC, ING Funds Distributor may compensate broker-dealers participating in the offering at the rate of 1.00% for amounts of $1 million or more.

3.              The fifth paragraph under the section entitled “Plan of Distribution” on page 32 of the Prospectus is hereby deleted in its entirety and replaced with the following:

In addition, ING Funds Distributor will compensate broker-dealers participating in the offering on a quarterly basis at rates that are based on the average daily net assets of shares that are registered in the name of such broker-dealer as nominee or held in a shareholder account that designates such broker-dealer as the dealer of record.  The rates, on an annual basis, are as follows: 0.25% for Class A, 0.25% for Class B and 0.50% for Class C.  Rights to these ongoing payments generally begin to accrue immediately for Class A Shares, although ING Funds Distributor may postpone payments.  For Class B or C Shares, generally begins accruing in the 13th month following a purchase, although the Distributor may begin payments prior.  In addition, a 0.25% fee may be paid on Class Q shares.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE